Exhibit 99.1
Enstar Group Limited Announces Any And All Cash Tender Offer For Senior Notes Due 2022
HAMILTON, Bermuda, August 16, 2021 (GLOBE NEWSWIRE) -- Enstar Group Limited (“Enstar”) (Nasdaq: ESGR) today announced that it has commenced a cash tender offer (the “Tender Offer”) for any and all of its outstanding 4.500% Senior Notes due 2022 (the “Notes”). The table below sets forth additional information with respect to the Notes and the Tender Offer.

Title of Notes	CUSIP Number/ISIN	Principal Amount Outstanding	Reference Treasury Security	Bloomberg Reference Page(1)	Fixed Spread (basis points)
4.500% Senior Notes due 2022	29359U AA7 / US29359UAA79	$350,000,000	2.375% UST due March 15, 2022	FIT3	+40
(1) The page on Bloomberg from which the Dealer Managers (as defined below) will quote the bid side price of the Reference Treasury Security.
Timetable for the Tender Offer

Launch Date	August 16, 2021.
Price Determination Time	2:00 p.m., New York City time, on August 20, 2021, unless the Tender Offer is extended or earlier terminated.
Expiration Time	5:00 p.m., New York City time, on August 20, 2021, unless the Tender Offer is extended or earlier terminated.
Guaranteed Delivery Time
5:00 p.m., New York City time, on the second business day after the Expiration Time (such day, the “Guaranteed Delivery Date”), expected to be August 24, 2021, assuming that the Tender Offer is not extended or earlier terminated.

Settlement Date
Assuming the Tender Offer is not extended, Enstar expects the Settlement Date to be the third business day after the Expiration Time (as defined below), which is expected to be August 25, 2021, for all Notes validly tendered and accepted in the Tender Offer, including accepted Notes that are delivered pursuant to the guaranteed delivery procedures.

The Tender Offer is being made upon, and is subject to, the terms and conditions set forth in the Offer to Purchase dated August 16, 2021 (the “Offer to Purchase”), and the related Notice of Guaranteed Delivery (the Notice of Guaranteed Delivery, together with the Offer to Purchase, the “Offer Documents”). The Tender Offer is scheduled to expire at 5:00 p.m., New York City time, on August 20, 2021, unless extended or earlier terminated (such date and time, as the same may be extended, the “Expiration Time”). Holders must validly tender and not validly withdraw their Notes at or prior to the Expiration Time, or deliver a properly completed and duly executed Notice of Guaranteed Delivery for their Notes at or prior to the Expiration Time and deliver their Notes at or prior to the Guaranteed Delivery Time, in accordance with the instructions set forth in the Offer of Purchase, to be eligible to receive the applicable consideration. Holders who validly tender their Notes may validly withdraw their tendered Notes when and in the manner described in the Offer to Purchase.
The consideration paid in the Tender Offer for Notes that are validly tendered and accepted for purchase will be determined in the manner described in the Offer to Purchase by reference to the fixed spread over the yield based on the bid side price of the U.S. Treasury Security, as specified in the table above, as calculated by the Dealer Managers (as defined below) at 2:00 p.m., New York City time, on August 20, 2021. Payments for Notes purchased in the Tender Offer will include accrued and unpaid interest thereon from and including the last interest payment date to, but not including, the Settlement Date, which is expected to be August 25, 2021. For the avoidance of doubt, accrued interest will cease to accrue on the Settlement Date for all Notes accepted in the Tender Offer, including accepted Notes that are delivered pursuant to the guaranteed delivery procedures.

The Tender Offer is conditioned upon the satisfaction or waiver of certain conditions, including, among other things, the consummation of one or more debt capital markets issuances by Enstar in an aggregate principal amount of at least $350,000,000 (the “Financing Condition”). The Tender Offer is not conditioned upon any minimum amount of Notes being tendered. The Tender Offer may be extended, amended, terminated, or withdrawn.
Enstar has severally retained Wells Fargo Securities, LLC (“Wells Fargo”), Barclays Capital Inc. (“Barclays”) and HSBC Securities (USA) Inc. (“HSBC” and together with Wells Fargo and Barclays, the “Dealer Managers”) as dealer managers for the Tender Offer. D.F. King & Co., Inc. (“D.F. King”) is the Information and Tender Agent. For additional information regarding the terms of the Tender Offer, please contact: Wells Fargo at (866) 309-6316 (toll-free) or (704) 410-4756 (collect), Barclays at (800) 438-3242 (toll-free) or (212) 528-7581 (collect) and HSBC at +1 (888) HSBC-4LM (toll-free) or +1 (212) 525-5552 (collect). Requests for documents and questions regarding the tendering of securities may be directed to D.F. King by telephone at (212) 269-5550 (for banks and brokers only), (866) 207-3626 (for all others toll-free), by email at enstar@dfking.com or to Wells Fargo, Barclays or HSBC at their respective telephone numbers (toll-free or collect). Copies of the Offer to Purchase and Notice of Guaranteed Delivery are available at www.dfking.com/enstar.
If you do not tender your Notes or if you tender Notes that are not accepted for purchase, they will remain outstanding. If Enstar consummates the Tender Offer, the trading market for your outstanding Notes may be significantly more limited. For a discussion of this and other risks, see “Certain Considerations” in the Offer to Purchase.
THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE NOTES. THE TENDER OFFER IS BEING MADE SOLELY PURSUANT TO THE OFFER DOCUMENTS, WHICH SET FORTH THE COMPLETE TERMS OF THE TENDER OFFER THAT HOLDERS OF THE NOTES SHOULD CAREFULLY READ PRIOR TO MAKING ANY DECISION.
ENSTAR RESERVES THE RIGHT, SUBJECT TO APPLICABLE LAW, IN ITS SOLE DISCRETION, TO: (I) WAIVE ANY AND ALL CONDITIONS TO THE TENDER OFFER, INCLUDING THE FINANCING CONDITION, AT ANY TIME AND FROM TIME TO TIME AT OR PRIOR TO THE EXPIRATION TIME; (II) EXTEND OR TERMINATE THE TENDER OFFER; OR (III) OTHERWISE AMEND THE TENDER OFFER IN ANY RESPECT.
THE OFFER DOCUMENTS AND THIS PRESS RELEASE DO NOT CONSTITUTE AN OFFER TO PURCHASE, OR THE SOLICITATION OF AN OFFER TO SELL, NOTES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE TENDER OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE TENDER OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF ENSTAR BY THE DEALER MANAGERS, IF THE DEALER MANAGERS ARE LICENSED BROKERS OR DEALERS UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.
NONE OF ENSTAR, ITS BOARD OF DIRECTORS, THE DEALER MANAGERS, THE INFORMATION AND TENDER AGENT OR ANY TRUSTEE FOR THE NOTES IS MAKING ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD TENDER NOTES IN THE TENDER OFFER. EACH HOLDER MUST MAKE HIS, HER OR ITS OWN DECISION AS TO WHETHER TO TENDER NOTES AND, IF SO, AS TO THE PRINCIPAL AMOUNT OF NOTES TO TENDER.
About Enstar
Enstar is a NASDAQ-listed leading global insurance group that offers innovative capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe, Australia, and other international locations. A market leader in completing legacy acquisitions, Enstar has acquired over 100 companies and portfolios since its formation in 2001.
Cautionary Statement
This press release contains forward-looking statements. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading “Risk Factors” in Enstar’s Form 10-K for the year ended December 31, 2020 and in Enstar’s Form 10-Q for the three months ended June 30, 2021 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or as a result of new information, future developments or otherwise, except as required by law.
Contact: Matt Kirk
Telephone: +1 (441) 292-3645
Enstar Group Limited